March 1, 2019

CM Advisors Small Cap Value Fund

(CMOVX)

A series of CM Advisors Family of Funds

Supplement to Prospectus and Statement of Additional Information,

each dated June 28, 2018, and amended on August 31, 2018

This supplement updates certain information in the Prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”), each dated June 28, 2018 and amended on August 31, 2018, for the CM Advisors Small Cap Value Fund (the “Fund”), a series of the CM Advisors Family of Funds, to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus or the SAI free of charge, please contact the Fund at 1-888-859-5856. You may also obtain a copy of the Prospectus or the SAI free of charge on the Fund’s website at www.cmadvisorsfunds.com or by writing the Fund at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746.

Effective March 1, 2019, the Investment Advisory Agreement for the Fund was amended to reduce the investment advisory fee payable to Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors), the investment advisor to the Fund (the “Advisor”), from 1.00% to 0.85% of the average daily net assets of the Fund. Accordingly, the Prospectus and the SAI for the Fund are revised as set forth below:

The following sub-sections in the Prospectus beginning on page 3 under section “Fund Summary - Fees and Expenses of the Fund” are replaced in their entirety by the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.46%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1,2]	1.32%
Fee Waivers and Expense Reimbursements[3]	-0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2,3]	1.26%

[1]	Management Fees and Total Annual Fund Operating Expenses have been restated to reflect a contractual reduction in the Management Fees due to the Advisor from 1.00% to 0.85% of the Small Cap Value Fund’s average daily net assets.
[2]	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements” will not correlate to the ratios of expenses to average net assets in the Small Cap Value Fund’s Financial Highlights, which reflect the operating expenses of the Small Cap Value Fund and do not include “Acquired Fund Fees and Expenses.”
[3]	The Advisor has entered into an Expense Limitation Agreement with the Small Cap Value Fund under which it has agreed until July 1, 2019 to waive its fees and to reimburse other expenses of the Small Cap Value Fund, if necessary, in an amount that limits the Small Cap Value Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 1.25% of its average daily net assets. The Expense Limitation Agreement cannot be terminated prior to July 1, 2019 without the approval of the Board of Trustees (the “Board”) of the CM Advisors Family of Funds (the “Trust”).

Example

This Example is intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Small Cap Value Fund’s operating expenses remain the same and that the contractual agreement to waive management fees and reimburse other Small Cap Value Fund expenses remains in effect only until July 1, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 128	$ 444	$ 783	$ 1,739

The 2nd paragraph of the section titled “Management and Administration – Investment Advisor” on page 21 of the Prospectus is deleted in its entirety and replaced with the following:

The Advisor has entered into an Investment Advisory Agreement with each Fund (the “Advisory Agreements”), under which the Advisor selects the securities and manages the investments for the Funds, subject to the oversight of the Board. Under the Advisory Agreements, the Fixed Income Fund pays the Advisor a monthly fee at the annual rate of 0.50% of its average daily net assets. Effective March 1, 2019, the Small Cap Value Fund pays the Advisor a monthly fee at the annual rate of 0.85% of its average daily net assets; prior to March 1, 2019, the Small Cap Value Fund paid the Advisor a monthly fee at the annual rate of 1.00% of its average daily net assets. The total management fee paid, as a percentage of average net assets, for the fiscal year ended February 28, 2018 was 0.50% for the Fixed Income Fund and 0.79% for the Small Cap Value Fund, net of fee waivers.

The 6th paragraph on page 34 of the SAI under the section titled “Management and Administration - Investment Advisor” is deleted in its entirety and replaced with the following:

Effective March 1, 2019, the Advisor receives a monthly management fee from the Small Cap Value Fund equal to an annual rate of 0.85% the Fund’s average daily net assets. Prior to March 1, 2019, the Advisor received a monthly management fee from the Small Cap Value Fund equal to the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Advisor and the Small Cap Value Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, acquired fund fees and expenses and payments, if any, under a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”)) to not more than 1.25% of the average daily net assets of the Fund until July 1, 2019. It is expected that the Expense Limitation Agreement will continue from year-to-year, provided such continuance is approved by the Board.

Investors Should Retain This Supplement for Future Reference